UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                              FORM 8-K/A


                             CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 31 March 2004


                                NEW MEDIA, INC.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49989                  03-0459613
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                      120 North Cedar St. | Suite 3809
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-638-5820
                             ------------------
                         (Issuer's Telephone Number)



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends Exhibit 10.18. of its report on Form 8-KA to correct the addressee of the accountant's letter dated October 11, 2003, (filed with the Securities and Exchange Commission on October 14, 2003) as set forth in the page attached hereto at Exhibit 10.24. The addressee should be New Media, Inc.





Item 1. Changes in Control of Registrant.

None

Item 2. Acquisition or Disposition of Assets

None

Item 3. Bankruptcy or Receivership

None

Item 4. Changes in Registrant's Certifying Accountant

None


Item 5. Other Events

None


Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None

Index to Exhibits

Exhibit          Description
- - -------        -----------

10.24 CONSENT TO REVISED FORM 8K


               Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NEW MEDIA, INC.
                                                 -----------------------------
                                                 (Registrant)


Date:  31 March 2004                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer





Exhibit 10.24      CONSENT TO REVISED FORM 8K


Grassano Accounting, P.A.

Certified Public Accountants & Business Consultants

www .grassanoaccounting.com

900 NORTH FEDERAL HIGHWAY Suite 160
BOCA RATON, FLORIDA 33432-2754
TEL: (561) 395-0330 FAX: (561) 395-2081
E-MAIL: firm@grassanoaccounting.com
N. RICHARD GRASSANO, CPA (FL-NJ)


October 11, 2003

Board of Directors
New Media, Inc.
120 North Cedar St., Suite 3709
Charlotte, NC 28202

Re: Resignation Letter

Dear Board of Directors:

We agree with information on the revised Form 8K. Our resignation letter was dated June 11, 2003.

For the audits that we performed (of the financial statements for the period ended July 31, 2002 and for the period ended December 31, 2002), we issued going concern qualified opinions. Since your inception on June 20, 2002 through June 11, 2003, the Company's management has always supplied us with all necessary information, and we have been able to rely on all management's representations. There have been no scope limitations, and the internal controls have been adequate for the Company's management to develop reliable financial statements. The Company's management also has never disagreed with any of our adjustments or recommendations.


Sincerely,
/s/
N. Richard Grassano
President